Investment in debt securities (Tables)	6 Months Ended
Jun. 30, 2026
Investment in Debt Securities [Abstract]
Held to Maturity Investment in Debt Securities
The Company’s held to maturity investments are comprised of corporate bonds with maturity of more than twelve months.The maturity schedule of the outstanding investments in debt securities as of June 30, 2026, is as follows:
Maturity date	Carrying amount
Due within 1 year	$—
Due in 1-5 years	3,534,605
Due in 5-10 years	—
Total	$3,534,605